Exhibit 10.1

FORM OF NOTE PURCHASE AGREEMENT

This Note Purchase Agreement (this “Agreement”) is made and entered into as of        , 2021 (the “Effective Date”), by and among INSPIRE VETERINARY PARTNERS, INC., a Delaware limited liability company (the “Company”), and those parties that (i) are identified on Schedule I attached hereto and incorporated herein by this reference, and (ii) have executed a joinder agreement in substantially the same form as that attached hereto as Exhibit B and incorporated herein by this reference (each such party, an “Investor”, and collectively the “Investors”).

RECITALS

WHEREAS, the Company desires to sell to the Investors, and the Investors desire to purchase from the Company, Subordinated Unsecured Convertible Promissory Notes (the “Notes,” and each individually, a “Note”) in the aggregate principal amount, in one or more closings and on the terms and conditions set forth in this Agreement, of up to $10,000,000.00.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises set forth in this Agreement, the parties to this Agreement agree as follows:

Section 1. AUTHORIZATION AND SALE.

1.1       Authorization. Upon the terms and subject to the conditions set forth in this Agreement, the Company has duly authorized the issuance and sale to each Investor, pursuant to the terms of this Agreement, of a Note (or Notes), in the form attached as Exhibit A, with a principal amount (or amounts) equal to the amount (or amounts) set forth opposite such Investor’s name on Schedule I, against payment of the purchase price therefor by wire transfer of immediately available funds.

1.2       Subscription and Purchase. Upon the terms and subject to the conditions set forth in this Agreement, each Investor hereby irrevocably subscribes for and agrees to purchase at each Closing (as defined below) a Note with the original principal amount indicated opposite such Investor’s name on Schedule I.

1.3       Closing. The initial purchase and sale of the Notes (the “Closing”) shall take place electronically (by the electronic exchange of documents by the Parties hereto) at 5:00 p.m. (Eastern Time) on the date hereof. At the Closing:

(a)       the Company shall deliver to each Investor a Note for the principal amount set forth opposite such Investor’s name under “Principal Amount of Note” on Schedule I, and registered in the name of such Investor; and

(b)       each Investor shall pay to the Company the purchase price for such Note, as set forth opposite such Investor’s name on Schedule I, by (i) a cashier’s check payable to the Company’s order, (ii) wire transfer of immediately available funds to the Company, or (iii) any combination of the foregoing.

The purchase and sale of any subsequent Notes shall be at such time as requested by the Company and in such amounts requested and mutually agreed by the Investors in order to provide for any earnout payments under the Purchase Agreement, and such closing shall be deemed a “Closing” hereunder.

1.4       Separate Sales. The Company’s agreement with each of the Investors is a separate agreement, and the sale of the Notes to each of the Investors is a separate sale.

Section 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company hereby represents and warrants to each Investor that the statements in the following subsections of this Section 2 are all true and complete as of the date hereof and as of any Closing date:

2.1       Organization, Good Standing and Qualification. The Company has been duly incorporated and organized, and is validly existing and in good standing, under the laws of the State of Delaware. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the Notes (this Agreement and the Notes are referred to collectively in this Agreement as the “Transaction Agreements”), and any other agreements contemplated by the Transaction Agreements, to own and operate its properties and assets and to carry on its business as currently conducted and as presently proposed to be conducted. The Company is presently qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the failure to be so qualified would have a material adverse effect on the Company’s business, properties, prospects or financial condition.

2.2       Capitalization. The capitalization of the Company immediately prior to the initial Closing consists of the following:

(a)        Common Stock. A total of 120,000,000 authorized shares of common stock, par value $0.0001 per share (the “Common Stock”), consisting of 20,000,000 designated as Class A Common Stock, 4,300,000 shares of which are issued and outstanding, and 100,000,000 designated as Class B Common Stock, 700,000 of which are issued and outstanding. The Company holds no treasury stock, and no securities of the Company are held by any subsidiary of the Company.

(b)        Preferred Stock. A total of 50,000,000 authorized shares of Class B stock, par value $0.0001 per share (the “Preferred Stock”), none of which are issued or outstanding.

(c)        Options, Warrants, and Reserved Shares. Other than pursuant to (i) this Agreement, (ii) that certain Master Agreement dated February 17, 2021, by and among the Company, KVC Properties LLC, KVC Holding Company, LLC, Gregory Armstrong, Kenneth S. Lundquist, Chuck Keiser, and Don I. Williamson, Jr., issued as of October 20, 2016, to TM/RTA Rollover, LLC, and (iii) those certain Note Purchase Agreements listed on Schedule II attached hereto, there are no outstanding options, warrants, rights (including conversion or preemptive rights), or agreements for the purchase or acquisition from the Company of any shares of its capital stock or any securities convertible into or ultimately exchangeable or exercisable for any shares of the Company’s capital stock, and no shares of the Company’s outstanding capital stock, or stock issuable upon exercise or exchange of any outstanding options, warrants, or rights, or other stock issuable by the Company, are subject to any preemptive rights, rights of first refusal, or other rights to purchase such stock (whether in favor of the Company or any other person) pursuant to any agreement or commitment of the Company.

2.3       Due Authorization. All corporate action on the part of the Company and its officers and directors necessary for the authorization, execution, delivery, and performance of all obligations of the Company under the Transaction Agreements has been taken, and this Agreement constitutes, and the Transaction Agreements when executed and delivered, shall constitute, valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except as may be limited by (a) applicable bankruptcy, insolvency, reorganization, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally or (b) the effect of rules of law governing the availability of equitable remedies.

2.4      Valid Issuance of Securities.

(a)       The Notes, when issued and paid for as provided in this Agreement, and any shares of Common Stock issued upon conversion of the Notes (in accordance with the terms and conditions of such Notes) shall be duly authorized and validly issued, fully paid, and (in the case of such shares of Common Stock) nonassessable, and shall be free of any liens, encumbrances or restrictions on transfer (other than those created by the Transaction Agreements, the Certificate of Incorporation and applicable state and/or federal securities laws).

(b)       Based in part on the representations made by the Investors in Section 3, the Notes (assuming no change in applicable law) are exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Securities Act”).

(c)       The Company has not offered any Notes, or substantially similar securities of the Company, for sale to, or solicited any offers to buy from, or otherwise approached or negotiated in respect of any Notes or substantially similar securities of the Company with, any persons other than the Investors. The Company has not taken any action that shall cause the issuance, sale and delivery of the Notes to constitute a violation of the Securities Act or any applicable state securities laws.

2.5       Governmental Consents. No consent, approval, order or authorization of or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority is required on the part of the Company in order to enable the Company to execute, deliver and perform its obligations under the Transaction Agreements except for (a) such qualifications or filings under applicable securities laws as may be required in connection with the transactions contemplated by this Agreement or (b) as could not otherwise reasonably be expected to have a material adverse effect on the Company. All such qualifications and filings shall, in the case of qualifications, be effective on the Closing and shall, in the case of filings, be made within the time prescribed by law.

2.6       Non contravention. The execution, delivery and performance of the Transaction Agreements and the consummation of the transactions contemplated by this Agreement and the other Transaction Agreements are not in conflict with and will not result in (a) a violation or breach of, or default under, with or without the passage of time or the giving of notice or both, the Certificate of Incorporation or the Company’s Bylaws, any judgment, order or decree of any court or arbitrator to which the Company is a party or is subject, any agreement or contract of the Company or, to the best of the Company’s knowledge, any statute, law, regulation, or order, or (b) an event which results in the creation of any lien, charge or encumbrance upon any asset of the Company, in each case, except as could not reasonably be expected to have a material adverse effect on the Company.

Section 3. REPRESENTATIONS, WARRANTIES, AND CERTAIN AGREEMENTS OF THE INVESTORS.

Each Investor hereby represents and warrants to, and agrees with, the Company, severally and not jointly and only with respect to itself, that:

3.1       Authorization. The Investor has full power and authority to enter into the Transaction Agreements and each such Transaction Agreement constitutes the Investor’s valid and legally binding obligation, enforceable in accordance with its terms except (a) as may be limited by applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, and (b) as may be limited by the effect of rules of law governing the availability of equitable remedies.

3.2       Purchase for Own Account. The Notes shall be acquired for investment for the Investor’s own account, not as a nominee or agent, and not with a view to the public resale or distribution of such Notes within the meaning of the Securities Act, and the Investor has no present intention of selling, granting any participation in or otherwise distributing the same. The Investor also represents that it has not been formed for the specific purpose of acquiring the Notes.

3.3       Exempt Offering. The Investor acknowledges that the Notes have not been registered under the Securities Act or under any state securities law or blue sky law of any jurisdiction (“Blue Sky Laws”) and are being offered and sold pursuant to an exemption from registration contained in the Securities Act and applicable Blue Sky Laws based in part upon the representations of the Investors contained in this Agreement.

3.4       Accredited Investor Status. The Investor is an “accredited investor” within the meaning of the Securities and Exchange Commission (“SEC”) Rule 501 of Regulation D, as presently in effect.

3.5       Restricted Securities. The Investor understands that the Notes are characterized as “restricted securities” under the Securities Act inasmuch as they are being (or shall be) acquired from the Company in a transaction not involving a public offering and that under the Securities Act, applicable regulations under the Securities Act and applicable Blue Sky Laws, such Notes may be resold without registration under the Securities Act and under applicable Blue Sky Laws only in certain limited circumstances. The Investor represents that it is familiar with SEC Rule 144, as presently in effect, and applicable Blue Sky Laws and understands the resale limitations imposed by SEC Rule 144 and by the Securities Act and applicable Blue Sky Laws. The Investor understands that the Company is under no obligation to register any of the securities sold under this Agreement. The Investor understands that no market now exists for any of the Notes, and that it is uncertain whether a market, public or otherwise, shall ever exist for the Notes.

3.6       Legends. It is understood that the Notes shall bear a legend substantially similar to the legend set forth below (in addition to any legend required under applicable state securities laws):

(a)       “NEITHER THIS SUBORDINATED CONVERTIBLE PROMISSORY NOTE (THIS “NOTE”) NOR ANY OF THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED UNDER UNITED STATES FEDERAL OR STATE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ASSIGNED FOR VALUE, DIRECTLY OR INDIRECTLY, NOR MAY THIS NOTE OR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF BE TRANSFERRED ON THE BOOKS OF THE COMPANY, WITHOUT REGISTRATION OF SUCH NOTE OR SUCH SECURITIES UNDER ALL APPLICABLE UNITED STATES FEDERAL OR STATE SECURITIES LAWS OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM, SUCH COMPLIANCE, AT THE OPTION OF THE COMPANY, TO BE EVIDENCED BY AN OPINION OF COUNSEL TO THE HOLDER OF THIS NOTE OR SUCH SECURITIES, IN A FORM ACCEPTABLE TO THE COMPANY, THAT NO VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT.

THIS NOTE AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE TO ALL SENIOR INDEBTEDNESS OF THE COMPANY, WHETHER SUCH SENIOR INDEBTEDNESS IS OUTSTANDING AS OF THE DATE OF THIS NOTE OR INCURRED AFTER THE DATE OF THIS NOTE, AND ALL SUCH SENIOR INDEBTEDNESS IS SENIOR IN RIGHT OF PAYMENT TO THIS NOTE; AND EACH HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE SUBORDINATION PROVISIONS CONTAINED HEREIN.”

(b)       Any other legends required by state securities laws applicable to any individual Investor.

The legend set forth in Subsection 3.6(a) above shall be removed by the Company from any applicable Notes upon delivery to the Company of an opinion by counsel, reasonably satisfactory to the Company, that a registration statement under the Securities Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer shall not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the Notes.

Section 4. GENERAL PROVISIONS.

4.1       Survival of Representations and Warranties. The representations, warranties and covenants of the Company and the Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and each Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors, their respective counsel or the Company, as the case may be.

4.2       Successors and Assigns. Except as otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties to this Agreement (including transferees of any Notes).

4.3       Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties to this Agreement and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

4.4       Governing Law. This Agreement shall be governed by and construed exclusively in accordance with the internal laws of the Commonwealth of Virginia as applied to agreements among Virginia residents entered into and to be performed entirely within Virginia, excluding that body of law relating to conflict of laws.

4.5       Jurisdiction. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state and federal courts located in the Eastern District of Virginia for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement; (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of Virginia; and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

4.6       Counterparts. This Agreement may be executed in two or more counterparts (including, without limitation, by .PDF email attachment or facsimile counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

4.7       Headings. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, subsections, exhibits, and schedules shall, unless otherwise provided, refer to sections and subsections of this Agreement and exhibits and schedules attached to this Agreement, all of which exhibits and schedules are incorporated in this Agreement by this reference.

4.8       Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered personally, by facsimile transmission, by electronic mail or by nationally recognized overnight delivery service or by first class certified or registered mail, return receipt requested, postage prepaid:

If to the Company:

Inspire Veterinary Partners, Inc.

c/o Kimball Carr, CEO

2324 Valle Rio Way

Virginia Beach, Virginia 23456

Email:

or at such other address or addresses as may have been furnished by giving five days’ advance written notice to all other parties.

If to an Investor, at its address set forth on Schedule I, or at such other address or addresses as may have been furnished to the Company by giving five days’ advance written notice.

Notices provided in accordance with this Section 4.8 shall be deemed delivered (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a .PDF document (in each case, with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid.

4.9        Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of each party hereto. Any amendment or waiver effected in accordance with this Section 4.9 shall be binding upon each Investor and the Company.

4.10       Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

4.11       Entire Agreement. This Agreement, together with all exhibits and schedules to this Agreement, constitutes the entire agreement and understanding of the parties with respect to the subject matter of this Agreement and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties with respect to the subject matter of this Agreement.

4.12       Further Assurances. From and after the date of this Agreement, upon the request of the Investors or the Company, the Company and the Investors shall execute and deliver such instruments, documents, or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

4.13       Adjustments for Stock Splits, etc. Wherever in this Agreement there is a reference to a specific number of shares of Common Stock or Preferred Stock of the Company of any class or series, or a price per share of such stock, then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specific number of shares or the price so referenced in this Agreement shall automatically be proportionally adjusted to reflect the effect on the outstanding shares of such class of stock by such subdivision, combination or stock dividend.

4.14       Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Investor, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such Investor; nor shall it be construed to be a waiver of any such breach or default or an acquiescence in such breach or default or of or in any similar breach or default occurring after such breach or default; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after such breach or default. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement or any waiver on the part of any party of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first written above.

INSPIRE VETERINARY PARTNERS, INC.

By:
Name:	Kimball Carr
Its:	Chief Executive Officer

[Investor Signature Pages Follow.]

Exhibit B

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

Original Issue Date: [MONTH DATE], 2022

Principal Amount: $

FORM OF 15% ORIGINAL ISSUE DISCOUNT SECURED CONVERTIBLE NOTE

THIS 15% ORIGINAL ISSUE DISCOUNT SECURED CONVERTIBLE NOTE is made by Inspire Veterinary Partners, Inc., a Delaware corporation (the “Company”), having its principal place of business at 2324 Valle Rio Way, Virginia Beach, Virginia 23456, (the “Note”).

FOR VALUE RECEIVED, the Company promises to pay to [INVESTOR NAME] or its registered assigns (the “Holder”), or shall have paid pursuant to the terms hereunder, the principal sum of ($                      ) on the earlier of [MONTH DATE], 2023 or the closing date of a Qualified Financing (as defined below) unless extended as set forth below (the “Maturity Date”) or such earlier date as this Note is required or permitted to be repaid as provided hereunder, and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note in accordance with the provisions hereof. This Note is subject to the following additional provisions:

Section 1.        Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Note, (a) capitalized terms not otherwise defined herein shall have the meanings set forth in the Note Purchase Agreement and (b) the following terms shall have the following meanings:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Alternate Consideration” shall have the meaning set forth in Section 8(b).

1

“Bankruptcy Event” means any of the following events: (a) the Company or any Subsidiary thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Subsidiary thereof, (b) there is commenced against the Company or any Subsidiary thereof any such case or proceeding that is not dismissed within sixty (60) days after commencement, (c) the Company or any Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (d) the Company or any Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within sixty (60) calendar days after such appointment, (e) the Company or any Subsidiary thereof makes a general assignment for the benefit of creditors, (f) the Company or any Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts or (g) the Company or any Subsidiary thereof admits in writing that it is generally unable to pay its debts as they become due, or (h) the Company or any Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Business Day” means any day except any Saturday, any Sunday, any day which shall be a federal legal holiday in the United States.

“Commercial Lender” means Commercial Lender means a commercial bank that provides loans or other financings via asset-based lending facilities or revolving credit facilities in the ordinary course of business of such commercial bank.

“Common Stock Equivalent” means any warrant, option, subscription or purchase right with respect to shares of Common Stock, any security convertible into, exchangeable for, or otherwise entitling the holder thereof to acquire, shares of Common Stock or any warrant, option, subscription or purchase right with respect to any such convertible, exchangeable or other security.

“Conversion Date” shall have the meaning set forth in Section 7(a).

“Conversion Price” shall have the meaning set forth in Section 7(b).

“Conversion Shares” means the shares of Common Stock of the Company, as applicable, issuable upon conversion of this Note in accordance with the terms hereof.

“Event of Default” shall have the meaning set forth in Section 9(a).

“Fair Market Value” means, in the context of the Common Stock, the fair market value of such stock as determined by the Company’s Board of Directors based on such factors as the Board of Directors considers relevant.

“Fundamental Transaction” shall have the meaning set forth in Section 8(b).

2

“Indebtedness” means (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with GAAP) (other than trade payables entered into in the ordinary course of business), (iii) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (iv) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (8) all indebtedness referred to in clauses (i) through (vi) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (viii) all contingent obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (i) through (vii) above.

“Interest Payment Date” shall have the meaning set forth in Section 2(a).

“Note Purchase Agreement” means the Note Purchase Agreement, dated as of [MONTH DATE], 2022 between the Company and the Investor, as amended, modified or supplemented from time to time in accordance with its terms.

“Note Register” means the records of the Company regarding registration and transfers of this Note.

“Original Issue Date” means the date of the first issuance of the Note as set forth on the first page hereof, regardless of any transfers of any Note and regardless of the number of instruments which may be issued to evidence such Note.

“Permitted Indebtedness” means (a) Indebtedness outstanding as of the Original Issue Date, (b) the indebtedness evidenced by the Note, (c) capital lease obligations and other Indebtedness, secured or unsecured, incurred, acquired, or assumed after the Original Issue Date in connection with acquisition by the Company or its Subsidiaries of assets, business operations, and/or business entities advanced by a Commercial Lender, (d) trade payables and other accounts payable incurred in the ordinary course of the Company’s business, and (e) indebtedness that is expressly subordinate to the Note pursuant to a written subordination agreement with the Investor that is acceptable to the Investor in its sole and absolute discretion.

3

“Permitted Lien” means the individual and collective reference to the following: (a) liens for taxes, assessments and other governmental charges or levies not yet due or liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Company) have been established in accordance with GAAP; (b) liens imposed by law which were incurred in the ordinary course of the Company’s business, such as carriers’, warehousemen’s and mechanics’ liens, statutory landlords’ liens, and other similar liens arising in the ordinary course of the Company’s business, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Company and its Subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such lien; and (c) liens incurred in connection with Permitted Indebtedness under clauses (a) through (d) thereunder/ thereunder.

“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or other agency or political subdivision thereof.

“Qualified Financing” means the Company’s sale of its Common Stock in an initial public offering or the resale of the Company’s previously issued Common Stock in a direct listing, in each case pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission and the listing of the Common Stock on a “national securities exchange” as defined in Section 6 of the Securities Exchange Act of 1934, as amended.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Security Agreement” means the Security Agreement, dated January 24, 2022 by and between the Company and the Investor.

“Successor Entity” shall have the meaning set forth in Section 8(b).

Section 2.         Interest.

a)       Interest Rate. Except as otherwise provided herein, the principal amount of this Note shall bear interest at an interest rate of fifteen (15%) percent per annum by means of an original issue discount. Upon the occurrence of an Automatic Extension, this Note shall commence to accrue interest at an interest rate of fifteen (15%) percent per annum on the date of the commencement of the Automatic Extension until the Note is converted or is paid in full.

4

b)       Payment of Interest. Interest shall be due and payable on the Maturity Date except: (i) as set forth in Section 2(d); or (ii) upon an Automatic Extension, in which case interest shall be payable on the Final Maturity Date as defined in Section 3.

c)       Interest Calculations. Interest and Default Interest on the principal balance of this Note shall be calculated on the basis of a 360-day year, consisting of twelve thirty (30) calendar day periods.

d)       Default Interest. If any amount payable hereunder is not paid when due, whether at stated maturity, by acceleration or otherwise, such overdue amount shall bear interest at a rate equal to the lesser of twenty percent (20%) per annum or the maximum rate permitted by applicable law (“Default Interest”). In addition, if the Qualified Financing does not occur by the Maturity Date, Default Interest shall begin to accrue on the next Business Day until this Note is paid in full or until the closing date of the Qualified Financing. Default Interest shall be paid in cash on the first day of the month, with the first payment required to be made on the first day of the month after the month in which an Event of Default has occurred. Default Interest shall be paid by the Company to and including the date that the Note is paid in full.

e)       Prepayment. The Company may pay the full principal amount of this Note and all accrued but unpaid interest at any time prior to the Maturity Date without the prior written consent of the Holder in the principal amount of                ($                  ) plus all accrued but unpaid interest. In addition and to the extent the Company is required to pay this Note in cash at the Maturity Date, upon the occurrence of a Liquidity Event, the Company shall pay to the Holder                     ($                     ) and all accrued unpaid interest.

Section 3.        Maturity.

a)       All principal and accrued interest is due and payable in cash on the Maturity Date.

b)       If the Company has filed its Form S-1 Registration Statement with the SEC on or prior to [MONTH DATE], 2023, but the Qualified Financing has not closed by [MONTH DATE], 2023, the Maturity Date of the Note shall be automatically extended (the “Automatic Extension”). until [MONTH DATE], 2024] [six months after the Maturity Date of [MONTH DATE], 2023] (the “Final Maturity Date”).

Section 4.        Ranking. All payments due under this Note shall rank pari passu to the 12% Original Issue Discount Secured Convertible Note of the Company issued January 24, 2022 and senior to all other Indebtedness of the Company.

Section 5.        Security. This Note is secured by a lien on all of the physical and intangible assets of the Company and subject to the Security Agreement by and between the Company and the Holder dated of even date herewith.

5

Section 6.         Registration of Transfers and Exchanges.

a)       Different Denominations. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be payable to the Company for such registration of transfer or exchange.

b)       Investment Representations. This Note has been issued subject to certain investment representations of the original Holder set forth in the Note Purchase Agreement and may be transferred or exchanged only in compliance with the Note Purchase Agreement and applicable federal and state securities laws and regulations.

c)       Reliance on Note Register. Prior to due presentment for transfer to the Company of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 7.        Conversion.

a)       Mandatory Conversion. Substantially simultaneously with the closing of a Qualified Financing, the Holder of the Note shall mandatorily convert the outstanding principal amount of, and all accrued but unpaid interest (including Default Interest) on this Note into such number of shares of Common Stock equal to the quotient obtained by dividing (x) the outstanding principal amount and accrued but unpaid interest of this Note by (y) the Conversion Price. The date that the Company delivers written notice to the Holder of the conversion of this Note shall be the “Conversion Date.” Conversion Shares shall be included in and registered in the Company’s Registration Statement for the Qualified Financing and shall be freely tradeable upon the effective date of the Company’s Registration Statement. The terms of the registration rights for the Conversion Shares are set forth in the Note Purchase Agreement and incorporated herein by reference.

b)       Conversion Price. The conversion price (the “Conversion Price”) shall be the lesser of (i) $30 million and (ii) the aggregate price paid by the public in the Company’s Qualified Financing multiplied by 0.65, subject to adjustment herein. Notwithstanding the above, in the event of the occurrence of an Automatic Extension, the Conversion Price shall be equal to the price paid by the public in the Company’s Qualified Financing multiplied by 0.60, subject to adjustment herein.

6

c)       Mechanics of Conversion.

i.       Delivery of Certificate Upon Conversion. Not later than two (2) Business Days after the Conversion Date (the “Share Delivery Date”), the Company shall deliver, or cause to be delivered, to the Holder: (A) a certificate or certificates representing the Conversion Shares which, when eligible for resale under the Securities Act, shall be free of restrictive legends and trading restrictions (other than those which may then be required by the Note Purchase Agreement) representing the number of Conversion Shares being acquired upon the conversion of this Note, and (B) a bank check in the amount of accrued and unpaid interest (if the Company has elected or is required to pay accrued interest in cash).

ii.       Obligation Absolute. The Company’s obligations to issue and deliver the Conversion Shares upon conversion of this Note in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Company of any such action the Company may have against the Holder.

iii.       Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of this Note, as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Notes), not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions set forth in the Note Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 5) upon the conversion of the outstanding principal amount of this Note and payment of interest hereunder. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

iv.       Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of this Note. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such conversion, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

v.       Transfer Taxes and Expenses. The issuance of certificates for shares of the Common Stock on conversion of this Note shall be made without charge to the Holder hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that, the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of this Note so converted and the Company shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

7

vi.       Holder’s Conversion Limitations. The Company shall not affect any conversion of this Note, and a Holder shall not have the right to convert any portion of this Note, to the extent that after giving effect to the conversion, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon: (i) conversion of the remaining, unconverted principal amount of this Note beneficially owned by the Holder or any of its Affiliates or Attribution Parties, and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, any other Notes or the Warrants) beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 7(c) vi, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 7(c) vi. applies, the determination of whether this Note is convertible (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which principal amount of this Note is convertible shall be in the sole discretion of the Holder. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Upon the written or oral request of a Holder, the Company shall within one Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Note held by the Holder. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 7(c) vi, provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Note held by the Holder and the Beneficial Ownership Limitation provisions of this Section 7(c) vi shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The Beneficial Ownership Limitation provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 7(c) vi to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Note.

8

Section 8.         Certain Adjustments.

a)       Stock Dividends and Stock Splits. If the Company, at any time while this Note is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon conversion of, or payment of interest on, the Notes), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b)       Fundamental Transaction. If, at any time while this Note is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent conversion of this Note, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Note is convertible immediately prior to such Fundamental Transaction. For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one (1) share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Note and the other Transaction Documents in accordance with the provisions of this Section pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (such approval not to be unreasonably withheld, conditioned or delayed) prior to such Fundamental Transaction and shall, at the option of the holder of this Note, deliver to the Holder in exchange for this Note a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Note which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of this Note prior to such Fundamental Transaction, and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of this Note immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder (such approval not to be unreasonably withheld, conditioned or delayed). Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Note and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Note and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

9

c)       Calculations. All calculations under this Section 8 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 5, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Company) issued and outstanding.

Section 9.         Events of Default.

a)       “Event of Default” means, wherever used herein, any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i.       any default in the payment of: (A) the principal amount of any Note or (B) interest, and other amounts owing to a Holder on any Note, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or the Final Maturity Date or by acceleration or otherwise) which default, solely in the case of an interest payment or other default under clause (B) above, is not cured within five (5) Business Days;

ii.       the Company shall fail to observe or perform any other covenant or agreement contained in the Note which failure is not cured, if possible to cure, within the earlier to occur of: (A) seven (7) Business Days after notice of such failure sent by the Holder or by any other Holder to the Company, and (B) ten (10) Business Days after the Company has become or should have become aware of such failure;

iii.       a default or Event of Default (subject to any grace or cure period provided in the applicable agreement, document or instrument) shall occur under any of the Transaction Documents;

iv.       any representation or warranty made in this Note, any other Transaction Documents, any written statement pursuant hereto or thereto or any other report, financial statement or certificate made or delivered to the Holder or any other Holder shall be untrue or incorrect in any material respect as of the date when made or deemed made;

v.       the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) shall be subject to a Bankruptcy Event;

10

vi.       any Person shall breach any agreement delivered to the initial Holders pursuant to the Note Purchase Agreement; or

vii.       the Company’s failure to close its Qualified Financing by the Final Maturity Date.

b)       Remedies Upon Event of Default. If any Event of Default occurs, the outstanding principal amount of this Note, plus accrued but unpaid interest (including Default Interest), and other amounts owing in respect thereof through the date of acceleration, shall become, at the Holder’s election, immediately due and payable. Upon the payment in full of all amounts owed, the Holder shall promptly surrender this Note to or as directed by the Company. In connection with such acceleration described herein, the Holder need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a holder of the Note until such time, if any, as the Holder receives full payment pursuant to this Section 9(b). No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

Section 10.       Miscellaneous.

a)       Notices. Any and all notices or other communications or deliveries to be provided by the Holder hereunder shall be in writing and delivered personally, by facsimile, by email attachment, or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth in the Note Purchase Agreement, or such other facsimile number, email address, or address as the Company may specify for such purposes by notice to the Holder delivered in accordance with the Note Purchase Agreement.  Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, by email attachment, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or email address or address of the Holder appearing on the books of the Company, or if no such facsimile number or email attachment or address appears on the books of the Company, at the principal place of business of such Holder, as set forth in the Note Purchase Agreement.  Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of: (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment to the email address set forth on the signature page attached hereto prior to 5:30 p.m. (Eastern time) on any date, (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment to the email address set forth on the signature pages attached hereto on a day that is not a Business Day or later than 5:30 p.m. (Eastern time) on any Business Day, (iii) the second Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

11

b)       Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and accrued interest, as applicable, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of the Company. This Note ranks pari passu with all other Notes now or hereafter issued under the terms set forth herein.

c)       Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, reasonably satisfactory to the Company.

d)       Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of New York.

e)       Venue. Any legal suit, action or proceeding arising out of or based upon this Note or the transactions contemplated hereby may be instituted in the federal courts of the United States of America or the courts of the State of New York in each case located in the Borough of Manhattan, city of New York, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by certified or registered mail to such party's address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

f)       Jury Trial Waiver. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby.

g)       Attorneys’ Fees. If either party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

h)       Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver by the Company or the Holder must be in writing.

12

i)       Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

j)       Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

k)       Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

13

l)       Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief.  The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note.  The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any such breach or any such threatened breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Note.

* * * * *

[SIGNATURE APPEARS ON THE NEXT PAGE.]

14

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

INSPIRE VETERINARY PARTNERS, INC.

By:
Name: Kimball Carr
Title: Chief Executive Officer